RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2015
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

Income (expenses) from related parties:

(in thousands of $)	2015	2014	2013
Transactions with Golar and subsidiaries:
Time charter revenues (a)	41,555	—	—
Management and administrative services fees (b)	(2,949)	(2,877)	(2,569)
Ship management fees (c)	(7,577)	(7,746)	(6,701)
Interest expense on High-Yield Bonds (d)	—	—	(1,972)
Interest expense on the Golar Eskimo Vendor Loan (e)	(4,217)	—	—
Interest income on short-term loan (f)	203	—	—
Share options expense (g)	(297)	—	—
Total	26,718	(10,623)	(11,242)

Receivables (payables) from related parties:

As of December 31, 2015 and 2014, balances with related parties consisted of the following:

(in thousands of $)	2015	2014
Trading balances due to Golar and subsidiaries (f)	4,400	(13,337)
Methane Princess Lease security deposit movements (h)	2,728	3,486
Short-term loan due to Golar (i)	—	(20,000)
	7,128	(29,851)
__________________________________________
(a) Time charter revenues - This consists of revenue from the charters of the Golar Eskimo and the Golar Grand.

In connection with our acquisition of the Golar Grand in November 2012, Golar provided us with an option pursuant to which, in the event that the charterer did not renew or extend its charter for the Golar Grand beyond February 2015, we could require Golar to charter the vessel through to October 2017 at approximately 75% of the hire rate that would have been payable by the charterer. In February 2015, we exercised this option. Accordingly, we earned $28.7 million in relation to the exercise of this option in the year ended December 31, 2015.

In connection with the Golar Eskimo acquisition, we entered into an agreement with Golar pursuant to which Golar agreed to pay us an aggregate amount of $22.0 million starting in January 2015 and ending in June 2015 for the right to use the Golar Eskimo during that period. Under the agreement with Golar, the Golar Eskimo contributed revenues of $22.0 million and net income of $18.6 million to the financial results for the period from January 20, 2015 to December 31, 2015.
(b) Management and administrative services agreement - On March 30, 2011, we entered into a management and administrative services agreement with Golar Management, a wholly-owned subsidiary of Golar, pursuant to which Golar Management will provide to us certain management and administrative services. The services provided by Golar Management are charged at cost plus a management fee equal to 5% of Golar Management’s costs and expenses incurred in connection with providing these services. We may terminate the agreement by providing 120 days’ written notice.

(c) Ship management fees - Golar and certain of its subsidiaries charged vessel management fees to us for the provision of technical and commercial management of the vessels. Each of our vessels is subject to management agreements pursuant to which certain commercial and technical management services are provided by certain subsidiaries of Golar, including Golar Management and Golar Wilhelmsen AS (“Golar Wilhelmsen”), a partnership that was jointly controlled by Golar and by Wilhelmsen Ship Management (Norway) AS. On September 4, 2015, Golar Wilhelmsen became a wholly owned subsidiary of Golar. Subsequently, Golar Wilhelmsen changed its name to Golar Management Norway AS (“Golar Management Norway” or “GMN”). We may terminate these agreements by providing 30 days’ written notice.

(d) High-Yield Bonds - In October 2012, we completed the issuance of NOK1,300 million in senior unsecured bonds that mature in October 2017. The aggregate principal amount of the bonds is equivalent to approximately $227 million at the time of issuance. See note 22 for further detail.

(e) Interest on the Golar Eskimo Vendor Loan - A portion of the purchase price for the Golar Eskimo acquisition was financed with the proceeds of a $220.0 million unsecured, non-amortizing loan to us from Golar (or the Golar Eskimo Vendor Loan). This loan, which contained a repayment incentive fee of up to 1.0% of the loan amount and bore interest at a blended rate equal to three-month LIBOR plus a margin of 2.84%, was repaid in full in November 2015.

(f) Trading and other balances - Receivables and payables with Golar and its subsidiaries comprise primarily of unpaid management fees, advisory and administrative services. In addition, certain receivables and payables arise when we pay an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Trading balances due to Golar and its subsidiaries are unsecured, interest-free and intended to be settled in the ordinary course of business. They primarily relate to recharges for trading expenses paid on our behalf, including vessel management and administrative service fees due to Golar. In November 2015, Golar borrowed $50.0 million from us. The loan was repayable within 28 days following draw down, unsecured, and bore interest at LIBOR plus 5.0%. The loan was repaid in December 2015.

(g) Share options expense - This relates to a recharge from Golar in relation to the award of 120,000 share options in Golar LNG granted to certain of our directors and officers during 2015. As of the grant date the exercise price of these options was $56.70, however, the exercise price is reduced by the value of dividends declared and paid. They have a contractual term of five years and vest evenly over five years.

(h) Methane Princess Lease security deposit movements - This represents net advances to Golar since the IPO, which correspond with the net release of funds from the security deposits held relating to the Methane Princess Lease. This is in connection with the Methane Princess tax lease indemnity provided by Golar under the Omnibus Agreement (see below). Accordingly, these amounts held with Golar will be settled as part of the eventual termination of the Methane Princess Lease.

(i) $20 million revolving credit facility - On April 13, 2011, we entered into a $20 million revolving credit facility with Golar. The facility was unsecured and interest-free, and was repaid in full in June 2015.

Dividends to China Petroleum Corporation - During the years ended December 31, 2015, 2014, and 2013, Faraway Maritime Shipping Co., which is 60% owned by us and 40% owned by China Petroleum Corporation (“CPC”), paid total dividends to CPC of $11.4 million, $13.7 million and $10.6 million, respectively.

Acquisitions from Golar - During the three years ended December 31, 2015, we acquired from Golar equity interests in certain subsidiaries which own and operate the Golar Maria, the Golar Igloo and the Golar Eskimo. These acquisitions were accounted for as business combinations (see note 11).

Our Board of Directors (“the Board”) and the Conflicts Committee of the Board (the “Conflicts Committee”) approved the purchase price and vendor financing loan (where applicable) for each transaction. The Conflicts Committee retained financial advisors to assist with its evaluation of the transaction.

Payment due under Omnibus Agreement - During the years ended December 31, 2015, 2014 and 2013, we incurred expenses of nil, $nil and $3.3 million, respectively, which were indemnified by Golar as part of the Omnibus agreement.

Dividends to Golar - Since our IPO in April 2011, we have declared and paid quarterly distributions totaling $52.1 million, $61.3 million, and $63.7 million to Golar for each of the years ended December 31, 2015, 2014 and 2013, respectively.

Payments to Helm Energy Advisors Inc. - Through his co-ownership of Helm Energy Advisors Inc. (“Helm”), a company established and domiciled in Canada, Mr. Arnell, who was appointed to our board of directors in February 2015, acted and advised on various projects for Golar and earned approximately $2.3 million from Golar in fees for the year ended December 31, 2015. Golar expects the level of fees earned by Helm in 2016 to be materially less. A portion of the management fee paid to Golar Management pursuant to the management administrative services agreement was remitted to Helm in 2015. See note (b) above.

Indemnifications and guarantees

Tax lease indemnifications

Under the Omnibus Agreement, Golar has agreed to indemnify us in the event of any liabilities in excess of scheduled or final settlement amounts arising from the Methane Princess leasing arrangement and the termination thereof.

In addition, Golar has agreed to indemnify us against any liabilities incurred as a consequence of a successful challenge by the UK Revenue Authorities with regard to the initial tax basis of the transactions in respect of the Methane Princess and other vessels previously financed by UK tax leases or in relation to the restructuring terminations in 2010.

Environmental and other indemnifications

Under the Omnibus Agreement, Golar has agreed to indemnify us until April 13, 2016, against certain environmental and toxic tort liabilities with respect to the assets that Golar contributed or sold to us to the extent arising prior to the time they were contributed or sold. However, claims are subject to a deductible of $0.5 million and an aggregate cap of $5 million.

Acquisition of Golar Freeze and NR Satu

Under the Purchase, Sale and Contribution Agreement entered into between Golar and us on October 19, 2011 and July 19, 2012, Golar has agreed to extend the above indemnifications to include any liabilities relating to the Golar Freeze and the NR Satu to the extent arising prior to the time they were contributed or sold and to the extent that we notify Golar within five years of the date of the agreements. Accordingly, during 2014, Golar agreed to indemnify us for $0.5 million in connection with non-recoverable losses in respect of a claim, arising from actions occurring prior to our acquisition of the NR Satu.

Acquisition of the Golar Maria, the Golar Igloo, and the Golar Eskimo

Under the Purchase, Sale and Contribution Agreements entered into between Golar and us on January 30, 2013, December 5, 2013, and December 15, 2014 in relation to the Golar Maria, the Golar Igloo and the Golar Eskimo, respectively, Golar has agreed to indemnify us against certain environmental and toxic tort liabilities with respect to the assets that Golar contributed or sold to us to the extent arising prior to the time they were sold and to the extent that we notify Golar within five years of the date of the agreements.

Golar Tundra financing related guarantees

In November 2015, Tundra Corp sold the Golar Tundra to a subsidiary of CMBL (the “Tundra SPV”) and subsequently leased back the vessel under a bareboat charter (the “Tundra Lease”). In connection with the Tundra Lease, Golar entered into a guarantee in favor of Tundra SPV, pursuant to which, in the even that Tundra Corp is in default of its obligations under the Tundra Lease, Golar, as primary guarantor, will settle any liabilities due within five business days. In addition, we entered into a further guarantee, pursuant to which, in the event Golar is unable to satisfy its obligations as the primary guarantor, Tundra SPV may recover from us, as the deficiency guarantor. Under a separate side agreement, Golar has agreed to indemnify us for any costs incurred in our capacity as the deficiency guarantor. Upon the completion of the Tundra Acquisition, Golar’s guarantee of the obligations of Tundra Corp under the Tundra Lease will terminate along with its agreement to indemnify us pursuant to the separate side agreement, and we will become the primary guarantor of Tundra Corp’s obligations under the Tundra Lease.